                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Date of Report (Date of earliest event reported):   November 14, 1997
                                                         -----------------

                            WILD OATS MARKETS, INC.
            (Exact name of registrant as specified in its charter)

           DELAWARE                   0-21577                  84-1100630
(State or other jurisdiction      (Commission file         (I.R.S. Employer
of incorporation or organization)     number)            Identification Number)


                                 1645 BROADWAY
                            Boulder, Colorado 80302
                                (303) 440-5220
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) PRO FORMA FINANCIAL INFORMATION

             The following pro forma financial information supplements financial information with respect to Wild Oats Markets, Inc. ("Wild Oats" or the "Company") contained in the Company's Annual Report on Form 10-K for the year ended December 28, 1996:

       PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS (Unaudited)

In June 1996, the Wild Oats acquired the assets of three natural foods stores located in Salt Lake City, Utah operating as New Frontiers in a cash-for-assets transaction. In July 1996, Wild Oats acquired all of the outstanding stock of Alfalfa's, Inc. ("Alfalfa's"), a natural foods supermarket chain headquartered in Boulder, Colorado. In that transaction, Alfalfa's issued approximately 4,235,000 shares of its capital stock in exchange for shares of the Company's capital stock; however, because the former Wild Oats stockholders controlled a majority of the voting stock of the combined company following the acquisition, the transaction was accounted for as a reverse acquisition with the Company as the acquiror. Immediately after the closing of the acquisition, the Company repurchased shares of its capital stock from former Alfalfa's stockholders who had approved the acquisition contingent upon such repurchase.

The transactions referred to in the first paragraph were accounted for using the purchase method of accounting. The pro forma combined condensed statement of operations for fiscal year 1996 which follows gives effect to the impact of the acquisition of Alfalfa's and New Frontiers as if the transactions had occurred as of the beginning of the period. The pro forma combined condensed statement of operations does not give effect to other acquisitions which both individually and in the aggregate were immaterial.

In the opinion of the Company all adjustments necessary to present fairly such pro forma combined condensed statements of operations have been made. This unaudited pro forma combined condensed statement of operations is not necessarily indicative of what actual results would have been had the transactions occurred at the beginning of the applicable period nor does it purport to indicate the results of future operations of the Company.

       PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                   (IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS)

                                                          Historical
                                    ----------------------------------------------------
                                      Wild Oats         Alfalfa's        New Frontiers    Year Ended December 28, 1996
                                     Year Ended     Six Months Ended   Five Months Ended  ----------------------------
                                    December 28,        June 30,            May 31,          Pro Forma      Pro Forma
                                        1996              1996               1996           Adjustments     Combined
                                    ------------    ----------------   ----------------   --------------   -----------
Sales                               $    192,493    $         45,091   $          4,735                    $   242,319
Costs of goods sold
 and occupancy costs                     130,957              30,390              2,986   $      (35)(a)       164,298
                                    ------------    ----------------   ----------------   --------------   -----------

Gross profit                              61,536              14,701              1,749           35            78,021
Direct store expenses                     48,317              11,305              1,114                         60,736

Selling, general and
 administrative expenses                   8,977               2,225                104          311 (b)        11,455
                                                                                                  26 (b)
                                                                                                (188)(c)
Pre-opening expenses                       1,763                                                                 1,763
Nonrecurring expenses                      7,035                                                                 7,035
                                    ------------    ----------------   ----------------   --------------   -----------
Income (loss) from
 operations                               (4,556)              1,171               531          (114)           (2,968)
Interest expense, net                        904                   5                 3                             912
                                    ------------    ----------------   ----------------   --------------   -----------
Income (loss) before
 income taxes                             (5,460)              1,166               528          (114)           (3,880)
Income tax expense (benefit)                (977)                486               198            90 (d)          (203)
                                    ------------    ----------------   ----------------   --------------   -----------
Net income (loss)                   $     (4,483)   $            680   $           330    $     (204)      $    (3,677)
                                    ============    ================   ================   ==============   ===========
Unaudited pro forma
 net loss per share                 $      (0.92)                                                          $     (0.75)
                                    ============                                                           ===========
Unaudited pro forma
 weighted average number
 of common shares
 outstanding                               4,890                                                                 4,890
                                    ============                                                           ===========


         The accompanying notes are an integral part of the pro forma combined condensed statement of operations (unaudited).

         NOTES TO PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                  (Unaudited)
                                (IN THOUSANDS)

(a) Elimination of depreciation related to assets written off in Alfalfa's acquisition of $350, depreciated over a five-year life on a straight-line basis.
(b) Amortization of the incremental excess of the acquisition cost over the related net book value of assets acquired, over 40 years on a straight-line basis, for the following acquisitions:


                                                 Excess        Amortization
                                                 -------       ------------
     Alfalfa's ($27,799 less $2,902)             $24,897           $311
     New Frontiers                                 2,100             26


(c) Elimination of salaries and benefits of Alfalfa's employees terminated as a direct result of the acquisition ($305) and discontinuance of Alfalfa's Employee Stock Option Plan contributions and related costs ($70). The pro forma adjustment represents six months, or 50%, of such costs.
(d)  Tax effect of pro forma adjustments.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                WILD OATS MARKETS, INC.

Date:  November 14, 1997        By:  /s/ Mary Beth Lewis
                                    --------------------
                                    Mary Beth Lewis
                                    Executive Officer, Vice President
                                    of Finance, Treasurer and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)